                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant      /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ X /         Preliminary Proxy Statement
/  /          Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
/  /          Definitive Proxy Statement
/  /          Definitive Additional Materials
/  /          Soliciting Material Pursuant to Section 240.14a-12

      Alliance North American Government Income Trust, Inc.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /          No fee required
/  /          Fee computed on table below per Exchange Act Rules
              14a-6(i)(1) and 0-11.

              (1)  Title of each class of securities to which
              transaction applies:
-----------------------------------------------------------------
              (2)  Aggregate number of securities to which
              transaction applies:
-----------------------------------------------------------------
              (3)  Per unit price or other underlying value of
              transaction computed pursuant to Exchange Act Rule
              0-11 (set forth the amount on which the filing fee
              is calculated and state how it was determined):
-----------------------------------------------------------------
              (4)  Proposed maximum aggregate value of
              transaction:
-----------------------------------------------------------------
              (5)  Total fee paid:
-----------------------------------------------------------------
/   /         Fee paid previously with preliminary materials.
/   /         Check box if any part of the fee is offset as
              provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

      ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105
                    Toll Free (800) 221-5672

                                             December [__], 2001

To the Stockholders of Alliance North American Government Income
Trust, Inc. (the "Fund"):

    The accompanying Notice of Meeting and Proxy Statement present two proposals to be considered at the Fund's Special Meeting of Stockholders (the "Meeting") to be held on January [__], 2002. The proposals are discussed more fully in the accompanying Proxy Statement.

    The first proposal is for the election of the Fund's Directors. The second proposal is for the approval of a fundamental investment policy that would require the Fund to invest at least 80% of its net assets in investment grade debt securities (i.e., those debt securities rated at least BBB by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), at least Baa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by Alliance to be of equivalent quality) and permit the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality. The Board of Directors believes for the reasons discussed in the Proxy Statement that it is in the best interests of the Fund and its stockholders to change the Fund's current policy of investing all its assets in investment grade debt securities.

    We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote your proxy promptly, in order to spare the Fund additional proxy solicitation expenses. Automatic Data Processing, Inc. ("ADP"), a professional proxy solicitation firm, has been selected to assist stockholders in the voting process. As the date of the Meeting approaches, if we have not yet received your proxy, you may receive a telephone call from ADP reminding you to exercise your right to vote. If you have any questions regarding the Meeting agenda or how to submit your proxy, please call ADP at (1-[___]) [___]-[____].

                                          Sincerely,

                                          John D. Carifa
                                          Chairman and President

[Alliance Capital Logo]

           Alliance North American Government Income Trust, Inc.
----------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
----------------------------------------------------------------

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       January [__], 2002

To the Stockholders of Alliance North American Government Income
Trust, Inc.:

    Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on [________], January [__], 2002 at
[_____] [a.m./p.m.], for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated December [__], 2001:

    1. To elect seven Directors of the Fund, each such Director to hold office until his or her successor is duly elected and qualifies;

    2. To approve a fundamental investment policy requiring the Fund to invest at least 80% of its net assets in investment grade debt securities and permitting the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch or B3 by Moody's; and

    3. To transact such other business as may properly come before the Meeting.

    The Board of Directors of the Fund has fixed the close of business on December [__], 2001 as the record date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

    The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to vote by telephone or via the Internet as described on the enclosed proxy card.

    The Board of Directors of the Fund recommends approval of all the proposals.
                             By Order of the Board of Directors,


                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
December [__], 2001

----------------------------------------------------------------

                     YOUR VOTE IS IMPORTANT

    Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly or vote by telephone or through the Internet in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

----------------------------------------------------------------

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                         PROXY STATEMENT

      ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

                   1345 Avenue of the Americas
                    New York, New York 10105

                          _____________

                 SPECIAL MEETING OF STOCKHOLDERS

                       January [__], 2002

                          ____________

                          INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on [________], January [__], 2002 at [____]
[a.m./p.m.] Proxies will be solicited primarily by mail and may also be made by telephone. Solicitation costs will be borne by the Fund.

    The Board of Directors of the Fund has fixed the close of business on December [__], 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of [_________] shares of common stock, representing three classes of shares of the Fund, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of seven directors of the Fund (Proposal One) and (ii) for the approval of a fundamental investment policy requiring the Fund to invest at least 80% of its net assets in investment grade debt securities (i.e., those debt securities rated at least BBB by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), at least Baa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, determined by Alliance to be of equivalent quality) and permitting the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality

(Proposal Two). (These proposals are referred to individually as a "Proposal" and collectively as the "Proposals".) Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of Proposal One requires the plurality of the votes cast, neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the Proposal. Proposal Two will be approved upon the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (a "1940 Act Majority"). With respect to Proposal Two, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against the Proposal. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

    A quorum for the Meeting will consist of the presence in person or by proxy of the holders of one-third of the Fund's shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board of Directors on a Proposal will be voted against adjournment as to that Proposal.

    The Fund has engaged Automatic Data Processing, Inc.,
[_____], ("ADP"), to assist the Fund in soliciting proxies for the Meeting. The Fund will pay ADP a fee of $[________] for its solicitation services plus reimbursement of out-of-pocket expenses.

                          PROPOSAL ONE

                      ELECTION OF DIRECTORS

    At the Meeting, seven Directors of the Fund are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of the nominees named below.

    Messrs. John D. Carifa, David H. Dievler, John D. Dobkin, William J. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, and Ms. Ruth Block currently serve as Directors of the Fund and are standing for reelection at the Meeting. Each of the seven nominees has consented to serve as a Director of the Fund. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

    Certain information concerning the Directors is set forth below. Messrs. John D. Carifa, David H. Dievler, John D. Dobkin, William J. Foulk, Jr., Clifford L. Michel and Donald J. Robinson, and Ms. Ruth Block are each a director or trustee of one or more other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser ("Alliance").

                                                  NUMBER OF SHARES OF THE
NAME, AGE, POSITIONS AND                          FUND'S COMMON STOCK
OFFICES WITH THE FUND, ADDRESS,    YEAR FIRST     BENEFICIALLY OWNED
PRINCIPAL OCCUPATIONS DURING       BECAME A       DIRECTLY OR INDIRECTLY AS OF
THE PAST FIVE YEARS                DIRECTOR       DECEMBER [__], 2001


*    John D. Carifa, 56,
     Chairman of the Board.
     President, Chief
     Operating Officer and a
     Director of Alliance

     Capital Management
     Corporation, the general
     partner of Alliance
     ("ACMC"), which he has
     been associated with
     since prior to 1996.          1992           [___]

**+  Ruth Block, 71, Director,
     P.O. Box 4623, Stamford,
     CT 06903.  Formerly
     Executive Vice President
     and Chief Insurance
     Officer of The Equitable
     Life Assurance Society of
     the United States;
     Chairman and Chief
     Executive Officer of
     Evlico; a Director of
     Avon, Tandem Financial
     Group and Donaldson,
     Lufkin & Jenrette
     Securities Corporation.
     She is currently a
     Director of Ecolab
     Incorporated (specialty
     chemicals) and BP Amoco
     Corporation (oil and
     gas).                         1992           [___]

**+  David H. Dievler, 72,
     Director, P.O. Box 167,
     Spring Lake, NJ 07762.
     Independent Consultant.
     Until December 1994 he
     was Senior Vice President
     of ACMC responsible for
     mutual fund
     administration.  Prior to
     joining ACMC in 1984 he
     was Chief Financial
     Officer of Eberstadt
     Asset Management since
     1968.  Prior to that he
     was a Senior Manager at
     Price Waterhouse & Co.
     Member of American
     Institute of Certified
     Public Accountants since
     1953.                         1992           [__]

**+  John H. Dobkin, 59,
     Director, P.O. Box 12
     Annandale, NY 12504.
     Consultant.  Currently
     President of the Board of
     Save Venice, Inc.
     (preservation
     organization).  Formerly,
     he was a Senior Adviser
     (June 1999 - June 2000)
     and President (December
     1989 - May 1999) of
     Historic Hudson Valley
     (historic preservation).
     Prior to Historic Hudson
     Valley, he was Director
     of the National Academy
     of Design and during
     1988-92, he was a
     Director and Chairman of
     the Audit Committee of
     ACMC.                         1992           [__]

**+  William H. Foulk, Jr.,
     69, Director, Room 100,
     2 Greenwich Plaza,
     Greenwich, CT 06830.
     Investment Adviser and
     Independent Consultant.
     He was formerly Senior
     Manager of Barrett
     Associates, Inc., a
     registered investment
     adviser, with which he
     had been associated since
     prior to 1996.  He was
     formerly Deputy
     Comptroller of the State
     of New York and, prior
     thereto, Chief Investment
     Officer of the New York
     Bank for Savings.             1992           [__]

**+  Clifford L. Michel, 62,
     Director, St. Bernard's
     Road, Gladstone, NJ
     07934.  Senior Counsel of
     the law firm of Cahill
     Gordon & Reindel, with
     which he has been
     associated since prior to

     1996.  He is President
     and Chief Executive
     Officer of Wenonah
     Development Company
     (investments) and a
     Director of Placer Dome,
     Inc. (mining).                1992           [__]

**+  Donald J. Robinson, 66,
     Director, 98 Hell's Peak
     Road, Weston, VT 05161.
     Senior Counsel of the law
     firm of Orrick,
     Herrington & Sutcliffe
     LLP since January 1995.
     Formerly a senior partner
     and a member of the
     Executive Committee of
     that firm.  He was also a
     member of the Municipal
     Securities Rulemaking
     Board and Trustee of the
     Museum of the City of New
     York.                         1996           [__]

__________________________
*   "Interested person" of the Fund, as defined in the 1940 Act.
    Mr. Carifa's address is 1345 Avenue of the Americas, New
    York, NY 10105.
**  Member of the Audit Committee.
+   Member of the Nominating Committee.

    It is the policy of the Board of Directors of all registered investment companies to which Alliance provides investment advisory services, including the Fund (collectively, the "Alliance Fund Complex") that each Director will invest specified minimum amounts and (in most cases) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex. As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

    During the Fund's fiscal year ended November 30, 2001, the Board of Directors met [____] times. The Audit Committee of the Fund meets with representatives of Ernst & Young LLP to discuss the scope of their engagement and to review the financial statements of the Fund and the results of their examination thereof. The Audit Committee of the Fund met [____] during the Fund's most recently completed fiscal year. The Nominating Committee of the Fund did not meet during the Fund's most recently completed fiscal year. Both the Audit Committee and the

Nominating Committee are standing committees of the Board of Directors. The Nominating Committee considers individuals for nomination to fill vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders.

Independent Auditors

    The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act, at a meeting held on [________] , 200[_], selected Ernst & Young LLP, independent auditors, to audit the Fund's accounts for the fiscal year ending November 30, 2002. Ernst & Young LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking stockholder ratification of the selection of Ernst & Young LLP as independent auditors.

    Representatives of Ernst & Young LLP are expected to be present at the Meeting and to have the opportunity to make a statement if they so desire. They are also expected to be available to respond to appropriate questions.

Independent Auditors' Fees

    The following table sets forth the aggregate fees billed by the independent auditors for the Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders; (ii) financial information systems design and implementation services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund; and (iii) all other services provided to the Fund, Alliance and entities that control, are controlled by or under common control with Alliance that provide services to the Fund.

                         FINANCIAL
                        INFORMATION
                    SYSTEMS DESIGN AND
                      IMPLEMENTATION           ALL
       AUDIT FEES          FEES            OTHER FEES*

       $[________]      $[________]        $[________]

_____________________
[*Substantially all of the fees reflected are comprised of amounts billed to Alliance and its affiliates.]

    The Audit Committee has determined that the provision of services described in the table under "Financial Information
Systems Design and Implementation" and "All Other" is compatible with maintaining the auditor's independence.

    The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to its Directors during its fiscal year ended November 30, 2001, the aggregate compensation paid to each of the Directors during its fiscal year ended November 30, 2001 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                               TOTAL          TOTAL NUMBER   TOTAL NUMBER
                               COMPENSATION   OF INVESTMENT  OF INVESTMENT
                               FROM THE       COMPANIES IN   PORTFOLIOS WITHIN
                 AGGREGATE     ALLIANCE       THE ALLIANCE   THE ALLIANCE
                 COMPENSATION  FUND COMPLEX,  FUND COMPLEX,  FUND COMPLEX
                 FROM THE      INCLUDING THE  INCLUDING THE  INCLUDING THE
                 FUND DURING   FUND, DURING   FUND, AS TO    FUND, AS TO
                 ITS FISCAL    THE FISCAL     WHICH THE      WHICH THE
                 YEAR ENDED    YEAR ENDED     DIRECTOR IS A  DIRECTOR IS A
NAME OF          NOVEMBER 30,  NOVEMBER 30,   DIRECTOR       DIRECTOR
DIRECTOR         2001          2001           OR A TRUSTEE   OR A TRUSTEE

John D. Carifa           $-0-          $-0-          46             110
Ruth Block            $[____]     $[______]          35              85
David H. Dievler      $[____]     $[______]          41              91
John D. Dobkin        $[____]     $[______]          38              88
William J. Foulk, Jr. $[____]     $[______]          42             107
Clifford L. Michel    $[____]     $[______]          36              88
Donald J. Robinson    $[____]     $[______]          38             100

    The Board of Directors recommends that the stockholders of the Fund vote "FOR" the election of each of the foregoing nominees to serve as Directors of the Fund.

                          PROPOSAL TWO

           APPROVAL OF A FUNDAMENTAL INVESTMENT POLICY

    The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, or by their political subdivisions (including Canadian provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities"). Under its current investment policies, the Fund invests in investment grade Government Securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. The Fund invests at least 65%, and normally substantially more, of its assets in Government Securities and income-producing securities.* To the extent that its assets are not invested in Government Securities, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities and authorities. Investment grade debt securities include those debt securities rated at least BBB by S&P or Fitch, at least Baa by Moody's, or, if unrated, determined by Alliance to be of equivalent quality. In connection with its current investment policies, the Fund generally will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. Also in connection with its current investment policies, the Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all the securities of a governmental issuer in one of the countries in which the Fund has substantial investments that it is in the best interests of the stockholders to retain its holdings in securities of that issuer.

    At a meeting of the Board of Directors on December 10, 2001,
Alliance recommended a change to the Fund's current investment
____________________

* In accordance with Rule 35d-1 under the 1940 Act, on October 19, 2001, the Board of Directors approved a change in the Fund's investment policy of investing at least 65%, and normally substantially more, of its assets in Government Securities and income-producing securities, which will require that the Fund invest at least 80% of its net assets in government securities. In addition, the Fund's name will change to Alliance Americas Government Income Trust, Inc. as of February 28, 2002.

policies that would enable the Fund to invest in U.S. Dollar denominated debt of non U.S. governmental issues in Central and South America and to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's or, if unrated, of equivalent quality as determined by Alliance. Alliance noted that bonds having such ratings are considered to be highly speculative and to present significant credit risk.

    In making its recommendation to the Board of Directors, Alliance explained that there has been substantial growth in the proportion of U.S. Dollar denominated sovereign debt issues among all sovereign debt issues of Central and South American governments since the Fund's inception in 1992. In connection therewith, Alliance advised the Board of Directors that the Fund's current investment policy of investing all its assets in investment grade debt securities effectively limits the Fund's investments in U.S. Dollar denominated foreign sovereign debt issues because the credit ratings for U.S. Dollar denominated foreign sovereign debt issues are typically one, sometimes more, rating categories below the credit ratings of local currency denominated sovereign debt issues. Alliance explained that the lower credit ratings for U.S. Dollar denominated foreign sovereign debt issues reflect the potential risk that foreign sovereign issuers face in obtaining in the foreign exchange markets the U.S. Dollars necessary to make timely payments on such debt.

    Alliance indicated to the Board of Directors that in its opinion the ability to invest in debt securities rated below investment grade, appropriately limited to 20% of its net assets, would confer on the Fund and its stockholders potentially significant benefits in terms of greater diversification and portfolio liquidity, reduction in currency risk, and increased yield. Alliance further noted that investment in the U.S. Dollar denominated sovereign debt of Central and South American nations may entail significant credit risk inasmuch as virtually all such debt is currently rated below investment grade. Credit risk is the risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Finally, Alliance recommended to the Board of Directors that the proposed investment policy to invest at least 80% of its net assets in investment grade debt securities and to permit the Fund to invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality be designated fundamental, thus requiring the affirmative vote of the holders of a 1940 Act Majority.

    After consideration and discussion of Alliance's presentation and recommendations and other factors, the Board of Directors determined that approval of the proposed changes in investment policy was advisable and in the best interest of the Fund and its stockholders. The Board of Directors further resolved to recommend the following investment policy to the Fund's stockholders for their approval as a fundamental investment policy:

         As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in non-investment grade debt securities rated investment grade at the time of investment and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's, or, if unrated, determined by Alliance to be of equivalent quality.

    As discussed above, Proposal Two will be approved upon the affirmative vote of the holders of a 1940 Act Majority. If the stockholders of the Fund do not approve the fundamental investment policy, the Fund's current investment policy with respect to the ratings of securities will remain the same.

    The Board of Directors of the Fund recommends that the stockholders of the Fund vote "FOR" the approval of Proposal 2.

                           HOW TO VOTE

    You may vote your shares by mail by signing and returning the enclosed proxy card, by telephone, or over the Internet.

    Voting by Mail or in Person. If you wish to participate at the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can complete, sign and mail the enclosed proxy card or attend the Meeting in person.

    Internet and Telephone Voting. You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions provided with your proxy card.

         INFORMATION AS TO THE FUND'S PRINCIPAL OFFICERS

    The principal officers of the Fund and their principal occupations during the past five years are as follows:

    John D. Carifa, Chairman and President, (see page [__] for biographical information).

    Kathleen A. Corbet, Senior Vice President, 41, is an
Executive Vice President of Alliance Capital Management

Corporation ("ACMC"), with which she has been associated since prior to 1996.

    Wayne D. Lyski, Senior Vice President, 60, is an Executive
Vice President of ACMC, with which he has been associated since prior to 1996.

    Paul J. DeNoon, Vice President, 39, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1996.

    Edmund P. Bergan, Jr., Secretary, 51, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Global Investor Services, Inc.
("AGIS"), with which he has been associated since prior to 1996.

    Andrew L. Gangolf, Assistant Secretary, 47, is a Senior Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

    Domenick Pugliese, Assistant Secretary, 40, is a Senior Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1996.

    Mark D. Gersten, Treasurer and Chief Financial Officer, 51, is a Senior Vice President of AGIS and a Vice President of AFD, with which he has been associated since prior to 1996.

    Vincent S. Noto, Controller, 36, is a Vice President of AGIS, with which he has been associated since prior to 1996.

    The address of Messrs. Carifa, Lyski, DeNoon, Bergan, Gangolf and Pugliese and Ms. Corbet is c/o Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Fund Distributors, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094.

    All of the officers of the Fund are employees of Alliance and officers of ACMC, the general partner of Alliance, or a wholly-owned subsidiary of Alliance. As of the Record Date, no officer or Director of the Fund owned more than 1% of the outstanding equity securities of Alliance.

                         STOCK OWNERSHIP

    According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                               PERCENT OF
                                               COMMON STOCK
                                AMOUNT OF      BASED ON SHARES
                                BENEFICIAL     OUTSTANDING AS OF
NAME AND BENEFICIAL OWNER       OWNERSHIP      THE RECORD DATE


Class A Shares

[Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th St. - Fl. 3
New York, NY 10001-2483]         [________]           [___]%

[MLPF&S
For the Sole Benefit of
  its Customers
Attn: Fund Admin. (979L9)
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32246-6484]     [________]           [___]%

Class B Shares

[Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th St. - Fl. 3
New York, NY 10001-2483]         [________]           [___]%

[MLPF&S
For the Sole Benefit of
  its Customers
Attn: Fund Admin. (979MO)
4800 Deer Lake Dr. East,
  2nd Floor
Jacksonville, FL 32246-6484]     [________]           [___]%

Class C Shares

[Salomon Smith Barney
House Account
Attn: Cindy Tempesta
333 W. 34th St. - Fl. 3
New York, NY 10001-2483]         [________]           [___]%

[MLPF&S
For the Sole Benefit of
  its Customers
Attn: Fund Admin. (97BF3)
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484]     [________]           [___]%

                SUBMISSION OF PROPOSALS FOR NEXT
                     MEETING OF STOCKHOLDERS

    The Fund does not hold annual stockholder meetings. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                     REPORTS TO STOCKHOLDERS

    The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual and semi-annual reports to stockholders upon request and without charge. To request a copy, please call Alliance Global Investor Services, Inc. at (800) 227-4618 or contact [________] at
Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                             By Order of the Board of Directors,



                             Edmund P. Bergan, Jr.
                             Secretary

New York, New York
December [__], 2001

                             Alliance North American Government
                              Income Trust, Inc.

                                                 (LOGO)

                             Alliance Capital Management L.P.


                                    NOTICE OF SPECIAL MEETING
                                          OF STOCKHOLDERS AND
                                              PROXY STATEMENT

                                           January [__], 2001








































                               19
00250117.BE6

                       APPENDIX 1


  ALLIANCE NORTH AMERICAN GOVERNMENT      PROXY
                   INCOME TRUST, INC.

         PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
           STOCKHOLDERS TO BE HELD JANUARY [__], 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE FUND.

The undersigned stockholder of Alliance North American Government Income Trust, Inc., a Maryland corporation (the "Fund"), hereby appoints [________] and [________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund to be held at [____] [a.m./p.m.], Eastern Time, on January [__], 2002 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS AND "FOR" THE APPROVAL OF THE FUNDAMENTAL INVESTMENT POLICY (PROPOSAL TWO), AND IN THE DISCRETION OF THE PROXY HOLDERS(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

You may vote:

    (i)    BY RETURNING THE SIGNED PROXY CARD; OR
    (ii)   BY TELEPHONE BY CALLING TOLL-FREE (1-800-[___]-
           [____]); OR
    (iii)  VIA THE INTERNET AT https://[___________________].

Please sign this proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
THIS PROXY CARD PROMPTLY IF YOU ARE NOT VOTING VIA THE INTERNET
OR BY TELEPHONE.  YOU MAY USE THE ENCLOSED ENVELOPE.

      ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC.

CONTROL NUMBER:

                          Please mark votes as in this example:    /x/

                                           Withhold
                             For All       as to All     For All
                             Nominees      Nominees      Except

1.  Election of Directors.   /  /          /   /         /  /

    01  John D. Carifa
    02  Ruth Block
    03  David H. Dievler
    04  John H. Dobkin
    05  William H. Foulk, Jr.
    06  Clifford L. Michel
    07  Donald J. Robinson

NOTE: If you do not wish your shares voted "FOR" a particular Nominee, mark the "For All Except" box and strike a line through the name(s) of such Nominee(s).
           Your shares will be voted for the remaining
           Nominee(s).

2.  Approval of fundamental  For           Against       Abstain
    investment policy.
    (Proposal Two)           /  /          /  /          /  /


Your Board of Directors recommends a vote "For" the election of all Nominees and "For" Proposal Two.

3. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder(s).


            Please be sure to sign, date, and return
                    this Proxy card promptly.
               You may use the enclosed envelope.

Dated:


_________________, 2002


                             ______________________

                             Signature

                             ________________________
                             Signature, if held jointly

















































                                4
00250117.BE4